N / E / W / S     R / E / L / E / A / S / E

July 28, 2011

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com/

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 2nd QUARTER EARNINGS PER SHARE OF $.18

First Merchants Corporation (NASDAQ – FRME) has reported June 30, 2011, year-to-date earnings per share totaling $.35 per fully diluted common share, down from $.36 in 2010.  Year-to-date net income totaled $8,971,000, an increase of $569,000 over the same period in 2010.  Second quarter 2011 earnings per share totaled $.18 per fully diluted common share.  In the second quarter of 2010, First Merchants recorded a $10.1 million after-tax gain or $.40 per fully diluted common shares resulting from favorable accounting treatment attributed to the exchange of designated preferred securities for trust preferred securities as reported on Form 8-K on July 2, 2010.

Michael C. Rechin, President and Chief Executive Officer, stated, “The Corporation’s trends in loan balances, credit metrics and net interest margin continue to drive our consistently improving core earnings.”  Rechin also stated, “The combination of continued margin management and loan balance stabilization allowed for increased net interest income for the first time in seven quarters.”

Total assets were $4.1 billion as of quarter end and total loans were $2.7 billion.  The Corporation’s liquidity is fully deployed in the bond portfolio as investment securities increased to $938 million for the quarter.  The Corporation’s loan to deposit ratio is now 87 percent and the loan to asset ratio totals 67 percent.

As of June 30, 2011, the Corporation’s total risk-based capital equaled 16.05 percent, Tier 1 risk-based capital totaled 13.42 percent, Tier 1 leverage ratio totaled 9.94 percent, and tangible common equity ratio totaled 6.36 percent.  All regulatory capital ratios exceed the regulatory definitions of “well capitalized”.

Non-performing assets (NPA) plus 90 days delinquent loans declined by $37 million from the second quarter of 2010 totaling $110 million, or 2.67 percent of total assets.  The Corporation’s allowance for loan losses totaled $77 million or 2.83 percent of total loans, including loans held for sale, and the allowance coverage ratio to non-accrual loans totals 88 percent.  Net charge-offs for the quarter totaled $9.4 million and provision expense totaled $5.6 million.

Net-interest margin remained strong during the quarter totaling 3.99 percent as net interest income totaled $35.8 million.  Yields on earning assets totaled 5.04 percent and the cost of supporting liabilities totaled 1.05 percent.

Non-interest income totaled $11.1 million for the quarter up from the second quarter of 2010 total of 10.9 million.  The impact from non-recurring bond portfolio activity net of other than temporary impairment charges of $968,000 was the primary reason for the increase. Total quarterly non-interest expense increased year over year by just $56,000 despite higher OREO and credit-related expenses of $1,340,000.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 2:30 p.m. (EDT) on Thursday, July 28, 2011.

To participate, dial (Toll Free) 877-317-6789 and reference First Merchants Corporation’s second quarter earnings release. International callers please call +1 412-317-6789. A replay of the call will be available until July 28, 2012. To access a replay of the call, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 451495.

In order to view the web cast and presentation slides, please go to https://services.choruscall.com/links/frme110728.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A.  First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	June 30,
	2011	2010
ASSETS
Cash and due from banks	$50,874	$60,223
Federal funds sold		4,101
Cash and cash equivalents	50,874	64,324
Interest-bearing time deposits	15,865	40,823
Investment securities	938,366	646,185
Mortgage loans held for sale	4,846	7,600
Loans	2,724,022	3,051,346
Less: Allowance for loan losses	(77,133)	(86,970)
Net loans	2,646,889	2,964,376
Premises and equipment	51,851	53,437
Federal Reserve and Federal Home Loan Bank stock	31,384	36,218
Interest receivable	17,001	18,894
Core deposit intangibles and goodwill	151,817	156,340
Cash surrender value of life insurance	102,880	95,666
Other real estate owned	15,437	20,124
Tax asset, deferred and receivable	36,790	52,839
Other assets	30,218	26,422
TOTAL ASSETS	$4,094,218	$4,183,248
LIABILITIES
Deposits:
Noninterest-bearing	$590,199	$516,769
Interest-bearing	2,552,334	2,744,194
Total Deposits	3,142,533	3,260,963
Borrowings:
Federal Funds purchased	22,978
Securities sold under repurchase agreements	124,236	107,505
Federal Home Loan Bank advances	74,050	100,540
Subordinated debentures, revolving credit lines and term loans	226,580	225,867
Total Borrowings	447,844	433,912
Interest payable	3,601	4,911
Other liabilities	31,762	25,933
Total Liabilities	3,625,740	3,725,719
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 69,600 shares	68,118	67,649
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 25,690,649 and 25,524,948 shares	3,211	3,191
Additional paid-in capital	233,544	231,372
Retained earnings	169,313	158,118
Accumulated other comprehensive loss	(5,833)	(2,926)
Total Stockholders' Equity	468,478	457,529
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,094,218	$4,183,248

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
INTEREST INCOME
Loans receivable:
Taxable	$37,457	$43,977	$76,195	$89,425
Tax-exempt	247	252	349	529
Investment securities:
Taxable	5,040	3,286	9,587	6,177
Tax-exempt	2,535	2,548	5,088	5,194
Federal funds sold	1	3	3	20
Deposits with financial institutions	100	95	183	155
Federal Reserve and Federal Home Loan Bank stock	341	330	682	690
Total Interest Income	45,721	50,491	92,087	102,190
INTEREST EXPENSE
Deposits	5,864	10,520	12,730	22,015
Federal funds purchased	3	4	6	4
Securities sold under repurchase agreements	386	429	764	928
Federal Home Loan Bank advances	977	1,440	1,978	3,004
Subordinated debentures, revolving credit lines and term loans	2,644	1,919	5,285	3,845
Total Interest Expense	9,874	14,312	20,763	29,796
NET INTEREST INCOME	35,847	36,179	71,324	72,394
Provision for loan losses	5,625	15,015	11,219	28,884
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	30,222	21,164	60,105	43,510
OTHER INCOME
Service charges on deposit accounts	2,997	3,506	5,776	6,768
Fiduciary activities	1,929	1,978	3,965	4,038
Other customer fees	2,634	2,195	4,869	4,693
Commission income	1,024	1,487	2,912	3,476
Earnings on cash surrender value of life insurance	571	526	1,149	1,034
Net gains and fees on sales of loans	1,030	1,185	2,903	2,334
Net realized gains on sales of available for sale securities	825	257	1,288	2,099
Other-than-temporary impairment on available for sale securities		(400)	(400)	(888)
Other income	51	208	457	352
Total Other Income	11,061	10,942	22,919	23,906
OTHER EXPENSES
Salaries and employee benefits	18,560	17,942	35,736	35,504
Net occupancy	2,415	2,058	5,160	4,909
Equipment	1,677	1,861	3,460	3,714
Marketing	436	495	818	924
Outside data processing fees	1,458	1,311	2,903	2,591
Printing and office supplies	313	321	601	639
Core deposit amortization	1,101	1,192	2,202	2,399
FDIC assessments	1,451	2,243	3,555	3,965
Other real estate owned and credit-related expenses	2,843	1,503	6,038	4,188
Other expenses	4,145	5,417	7,807	10,150
Total Other Expenses	34,399	34,343	68,280	68,983
INCOME (LOSS) BEFORE INCOME TAX	6,884	(2,237)	14,744	(1,567)
Income tax expense (benefit)	1,396	(1,894)	3,795	(2,810)
NET INCOME (LOSS)	5,488	(343)	10,949	1,243
Gain on exchange of preferred stock for trust preferred debt		10,052		10,052
Preferred stock dividends and discount accretion	(990)	(1,443)	(1,978)	(2,893)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$4,498	$8,266	$8,971	$8,402
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.18	$0.35	$0.35	$0.36
Diluted Net Income Available to Common Stockholders	$0.18	$0.35	$0.35	$0.36
Cash Dividends Paid	$0.01	$0.01	$0.02	$0.02
Average Diluted Shares Outstanding (in thousands)	25,783	25,633	25,773	23,555

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
NET CHARGE OFF'S	$9,428	$16,613	$17,063	$34,045

AVERAGE BALANCES:
Total Assets	$4,138,484	$4,282,299	$4,130,481	$4,322,808
Total Loans	2,747,021	3,100,249	2,775,504	3,151,751
Total Earning Assets	3,751,241	3,868,749	3,747,738	3,912,442
Total Deposits	3,218,979	3,332,958	3,218,743	3,382,122
Total Stockholders' Equity	464,739	491,162	460,488	479,145

FINANCIAL RATIOS:
Return on Average Assets	0.43%	0.77%	0.43%	0.39%
Return on Average Stockholders' Equity	3.87	6.73	3.90	3.51
Average Earning Assets to Average Assets	90.64	90.34	90.73	90.51
Allowance for Loan Losses as % of Total Loans	2.83	2.84	2.83	2.84
Net Charge Off's as % of Average Loans (Annualized)	1.37	2.14	1.23	2.16
Average Stockholders' Equity to Average Assets	11.23	11.47	11.15	11.08
Tax Equivalent Yield on Earning Assets	5.04	5.38	5.07	5.38
Cost of Supporting Liabilities	1.05	1.48	1.11	1.52
Net Interest Margin (FTE) on Earning Assets	3.99	3.90	3.96	3.86

NON-PERFORMING ASSETS
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
Non-Accrual Loans	$87,583	$87,712	$90,591	$98,597	$120,205
Renegotiated Loans	6,269	2,125	7,139	5,320	1,657
Non-Performing Loans (NPL)	93,852	89,837	97,730	103,917	121,862
Real Estate Owned and Repossessed Assets	15,437	17,056	20,927	21,546	20,124
Non-Performing Assets (NPA)	109,289	106,893	118,657	125,463	141,986
90+ Days Delinquent	227	752	1,330	5,320	4,537
NPAS & 90 Day Delinquent	$109,516	$107,645	$119,987	$130,783	$146,523
Loan Loss Reserve	$77,133	$80,936	$82,977	$83,660	$86,970
YTD Charge-offs	17,063	7,635	55,637	47,876	34,045
NPAs / Actual Assets %	2.67%	2.60%	2.84%	3.00%	3.39%
NPAs & 90 Day / Actual Assets %	2.67%	2.61%	2.88%	3.13%	3.50%
NPAs / Actual Loans and REO %	3.98%	3.84%	4.12%	4.25%	4.61%
Loan Loss Reserves / Actual Loans (%)	2.83%	2.93%	2.90%	2.86%	2.84%
NCOs / YTD Average Loans (%)	0.61%	0.27%	1.82%	1.54%	1.08%

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
ASSETS
Cash and due from banks	$50,874	$44,283	$50,844	$54,736	$60,223
Federal funds sold		6,092	7,463	6,392	4,101
Cash and cash equivalents	50,874	50,375	58,307	61,128	64,324
Interest-bearing time deposits	15,865	61,843	65,216	114,401	40,823
Investment securities	938,366	886,029	826,797	701,852	646,185
Mortgage loans held for sale	4,846	2,111	21,469	15,390	7,600
Loans	2,724,022	2,764,128	2,835,683	2,913,364	3,051,346
Less: Allowance for loan losses	(77,133)	(80,936)	(82,977)	(83,660)	(86,970)
Net loans	2,646,889	2,683,192	2,752,706	2,829,704	2,964,376
Premises and equipment	51,851	51,818	52,450	52,774	53,437
Federal Reserve and Federal Home Loan Bank stock	31,384	33,801	33,884	36,271	36,218
Interest receivable	17,001	17,583	18,674	20,310	18,894
Core deposit intangibles and goodwill	151,817	152,918	154,019	155,180	156,340
Cash surrender value of life insurance	102,880	102,309	96,731	96,206	95,666
Other real estate owned	15,437	17,056	20,927	21,546	20,124
Tax asset, deferred and receivable	36,790	38,224	45,623	50,972	52,839
Other assets	30,218	19,916	24,045	24,586	26,422
TOTAL ASSETS	$4,094,218	$4,117,175	$4,170,848	$4,180,320	$4,183,248
LIABILITIES
Deposits:
Noninterest-bearing	$590,199	$586,973	$583,696	$525,463	$516,769
Interest-bearing	2,552,334	2,565,363	2,685,184	2,728,888	2,744,194
Total Deposits	3,142,533	3,152,336	3,268,880	3,254,351	3,260,963
Borrowings:
Federal Funds purchased	22,978
Securities sold under repurchase agreements	124,236	115,684	109,871	109,647	107,505
Federal Home Loan Bank advances	74,050	104,697	82,684	92,628	100,540
Subordinated debentures, revolving credit lines and term loans	226,580	226,400	226,440	227,514	225,867
Total Borrowings	447,844	446,781	418,995	429,789	433,912
Interest payable	3,601	3,117	4,262	4,011	4,911
Other liabilities	31,762	52,419	24,303	29,704	25,933
Total Liabilities	3,625,740	3,654,653	3,716,440	3,717,855	3,725,719
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 69,600 shares	68,118	67,998	67,880	67,764	67,649
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 25,690,649 and 25,524,948 shares	3,211	3,206	3,197	3,194	3,191
Additional paid-in capital	233,544	233,032	232,503	231,979	231,372
Retained earnings	169,313	165,075	160,860	158,074	158,118
Accumulated other comprehensive income (loss)	(5,833)	(6,914)	(10,157)	1,329	(2,926)
Total Stockholders' Equity	468,478	462,522	454,408	462,465	457,529
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,094,218	$4,117,175	$4,170,848	$4,180,320	$4,183,248

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
INTEREST INCOME
Loans receivable:
Taxable	$37,457	$38,738	$41,497	$43,148	$43,977
Tax exempt	247	102	(250)	236	252
Investment securities:
Taxable	5,040	4,547	3,680	3,100	3,286
Tax exempt	2,535	2,553	2,573	2,610	2,548
Federal funds sold	1	2	3	3	3
Deposits with financial institutions	100	83	142	84	95
Federal Reserve and Federal Home Loan Bank stock	341	341	312	250	330
Total Interest Income	45,721	46,366	47,957	49,431	50,491
INTEREST EXPENSE
Deposits	5,864	6,866	8,427	9,434	10,520
Federal funds purchased	3	3		1	4
Securities sold under repurchase agreements	386	378	383	401	429
Federal Home Loan Bank advances	977	1,001	1,146	1,218	1,440
Subordinated debentures, revolving credit lines and term loans	2,644	2,641	2,508	2,695	1,919
Total Interest Expense	9,874	10,889	12,464	13,749	14,312
NET INTEREST INCOME	35,847	35,477	35,493	35,682	36,179
Provision for loan losses	5,625	5,594	7,078	10,521	15,015
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	30,222	29,883	28,415	25,161	21,164
OTHER INCOME
Service charges on deposit accounts	2,997	2,779	3,111	3,404	3,506
Fiduciary activities	1,929	2,036	1,881	1,773	1,978
Other customer fees	2,634	2,235	2,217	2,080	2,195
Commission income	1,024	1,888	1,267	1,482	1,487
Earnings on cash surrender value of life insurance	571	578	524	540	526
Net gains and fees on sales of loans	1,030	1,873	2,384	2,088	1,185
Net realized and unrealized gains on sales of available for sale securities	825	463	1,305	2	257
Other-than-temporary impairment on available for sale securities		(400)		(656)	(400)
Other income	51	406	904	332	208
Total Other Income	11,061	11,858	13,593	11,045	10,942
OTHER EXPENSES
Salaries and employee benefits	18,560	17,176	19,655	18,094	17,942
Net occupancy	2,415	2,745	2,452	2,574	2,058
Equipment	1,677	1,783	1,812	1,797	1,861
Marketing	436	382	527	519	495
Outside data processing fees	1,458	1,445	1,154	1,348	1,311
Printing and office supplies	313	288	317	303	321
Core deposit amortization	1,101	1,101	1,161	1,161	1,192
FDIC assessments	1,451	2,104	2,044	2,112	2,243
Other real estate owned and credit-related expenses	2,843	3,195	5,257	2,991	1,503
Other expenses	4,145	3,662	3,814	4,236	5,417
Total Other Expenses	34,399	33,881	38,193	35,135	34,343
INCOME (LOSS) BEFORE INCOME TAX	6,884	7,860	3,815	1,071	(2,237)
Income tax expense (benefit)	1,396	2,399	(216)	(564)	(1,894)
NET INCOME (LOSS)	5,488	5,461	4,031	1,635	(343)
Gain on exchange of preferred stock for trust preferred debt					10,052
Preferred stock dividends and discount accretion	(990)	(988)	(1,476)	(870)	(1,443)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$4,498	$4,473	$2,555	$765	$8,266
PER SHARE:
Basic Net Income Available to Common Stockholders	$0.18	$0.17	$0.10	$0.02	$0.35
Diluted Net Income Available to Common Stockholders	$0.18	$0.17	$0.10	$0.02	$0.35
Cash Dividends Paid	$0.01	$0.01	$0.01	$0.01	$0.01
Average Diluted Shares Outstanding (in thousands)	25,783	25,763	25,737	25,686	25,633
FINANCIAL RATIOS:
Return on Average Assets	0.43%	0.43%	0.24%	0.07%	0.77%
Return on Average Stockholders' Equity	3.87	3.92	2.20	0.67	6.73
Average Earning Assets to Average Assets	90.64	90.83	90.27	90.39	90.34
Allowance for Loan Losses as % of Total Loans	2.83	2.93	2.90	2.86	2.84
Net Charge Off's as % of Average Loans (Annualized)	1.37	1.09	1.07	1.84	2.14
Average Stockholders' Equity to Average Assets	11.23	11.07	10.93	10.95	11.47
Tax Equivalent Yield on Earning Assets	5.04	5.11	5.13	5.38	5.38
Cost of Supporting Liabilities	1.05	1.16	1.30	1.45	1.48
Net Interest Margin (FTE) on Earning Assets	3.99	3.95	3.83	3.93	3.90

LOANS
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
Commercial and industrial loans	$529,742	$529,110	$530,322	$550,310	$589,157
Agricultural production financing and other loans to farmers	99,360	89,032	95,516	99,087	108,439
Real estate loans:
Construction	96,308	103,956	106,615	91,705	111,070
Commercial and farm land	1,171,901	1,199,078	1,229,037	1,229,836	1,269,455
Residential	687,095	699,773	724,020	779,483	816,823
Individuals' loans for household and other personal expenditures	94,123	104,701	115,295	128,400	129,724
Lease financing receivables, net of unearned income	4,399	4,706	5,157	5,763	6,143
Other loans	41,094	33,772	29,721	28,780	20,535
Loans	2,724,022	2,764,128	2,835,683	2,913,364	3,051,346
Allowance for loan losses	(77,133)	(80,936)	(82,977)	(83,660)	(86,970)
NET LOANS	$2,646,889	$2,683,192	$2,752,706	$2,829,704	$2,964,376

DEPOSITS
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
Demand deposits	$1,363,621	$1,318,188	$1,362,927	$1,288,975	$1,246,006
Savings deposits	750,337	765,138	763,949	761,181	730,105
Certificates and other time deposits of $100,000 or more	292,613	318,663	334,748	350,623	374,016
Other certificates and time deposits	597,330	624,032	661,569	685,917	715,941
Brokered deposits	138,632	126,315	145,687	167,655	194,895
TOTAL DEPOSITS	$3,142,533	$3,152,336	$3,268,880	$3,254,351	$3,260,963